UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2014

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811- 21467	47-0936930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LMP Capital and Income Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure.

On October 16, 2014, LMP Capital and Income Fund Inc. (the “Fund”) issued a press release announcing a change to the Fund’s investment policy guidelines.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9. 01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1	LMP Capital and Income Fund Inc. press release, dated October 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP Capital and Income Fund Inc. (Registrant)

/s/ George P. Hoyt
(Signature)

Name: George P. Hoyt Title: Assistant Secretary

Date: October 16, 2014

EXHIBIT INDEX

Exhibit Number

99.1	Press release, dated October 16, 2014.

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